                                                                 Exhibit 99.D(5)


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                            SHARES OF COMMON STOCK
                                      OF
                 ALLMERICA PROPERTY & CASUALTY COMPANIES, INC.

   Pursuant to the Information Statement/Prospectus dated June __, 1997 of
     Allmerica Property & Casualty Companies, Inc. and Allmerica Financial
                                  Corporation
                   (not to be used for signature guarantees)

     This Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used to effectuate a Standard Election (as defined in the Form of Election/Letter of Transmittal) if certificates for shares of Common Stock, par value $1.00 per share, of Allmerica P&C, a Delaware corporation ("Allmerica P&C") (the "Allmerica P&C Common Stock" or "Shares"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit certificates representing Shares covered by the accompanying Form of Election/Letter of Transmittal (the "Form of Election/Letter of Transmittal") to reach First Chicago Trust Company of New York (the "Exchange Agent") by 5:00 p.m., Boston, Massachusetts time, on ________, 1997, unless such deadline is extended. This Notice of Guaranteed Delivery must be delivered (the method of delivery is at the option and risk of the stockholder) to the Exchange Agent. See the Instructions to the Form of Election/Letter of Transmittal.

                             The Exchange Agent is:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

    By Hand:                            By Overnight Courier:             By Mail:
First Chicago Trust Company of      First Chicago Trust Company  First Chicago Trust Company
      New York                             of New York                  of New York
   Tenders & Exchanges                  Tenders & Exchanges          Tenders & Exchanges
c/o The Depository Trust Company          Suite 4680-APC               Suite 4660-APC
   55 Water Street, DTC TAD           14 Wall Street, 8th Floor          P.O. Box 2569
Vietnam Veterans Memorial Plaza         New York, NY  10005      Jersey City, NJ  07303-2569
     New York, NY  10041

                       (For Eligible Institutions Only)

                                 By Facsimile:
                                (201) 222-4720
                                      or
                                (201) 222-4721

            Confirm Receipt of Notice of Guaranteed Delivery ONLY:
                                                             ----
                                (201) 222-4707

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE FORM OF ELECTION/LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" (AS DEFINED UNDER THE INSTRUCTIONS THERETO), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE FORM OF ELECTION/LETTER OF TRANSMITTAL.

                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED WITH THE FORM OF
                        ELECTION/LETTER OF TRANSMITTAL)

     A FORM OF ELECTION/LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND SIGNED, MUST BE SUBMITTED ALONG WITH THIS GUARANTEE OF DELIVERY IN ORDER TO MAKE AN EFFECTIVE ELECTION. SUBMISSION OF THIS GUARANTEE OF DELIVERY ALONE, WITHOUT A PROPERLY COMPLETED AND SIGNED FORM OF ELECTION/LETTER OF TRANSMITTAL, DOES NOT CONSTITUTE AN EFFECTIVE ELECTION AND WILL NOT PRESERVE THE HOLDER'S RIGHT TO MAKE AN ELECTION.

Ladies and Gentlemen:

     By execution hereof, the undersigned hereby acknowledges receipt of the Form of Election/Letter of Transmittal (the "Form of Election/Letter of Transmittal") relating to the merger of Allmerica P&C with and into APY Acquisition, Inc., a wholly-owned subsidiary of Allmerica Financial Corporation (the "Merger"). Pursuant to the Agreement and Plan of Merger dated February 19, 1997 and attached as Appendix A-1 to the Information Statement/Prospectus dated June __, 1997 relating to the Merger, each share of Allmerica P&C Common Stock, par value $1.00 per share ("Allmerica P&C Common Stock" or "Shares") was converted into the right to receive the "Standard Consideration" consisting of
(i) 0.4 of a share of the Common Stock, $.01 par value per share, of AFC ("AFC Common Stock") and (ii) $_____ in cash, without interest. Alternatively, a holder of Allmerica P&C Common Stock may elect to receive either (a) the "Stock Consideration" consisting of __________ of a share of AFC Common Stock or (b) the "Cash Consideration" consisting of $_______ in cash, without interest, subject in each case to proration in the event that the election made by such holder is oversubscribed. Upon the terms and subject to the conditions of the Merger Agreement, the undersigned record holder hereby agrees to deliver, subject to the conditions set forth in the Form of Election/Letter of Transmittal, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in the Form of Election/Letter of Transmittal.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under the Form of Election/Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

                            PLEASE SIGN AND COMPLETE

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Allmerica P&C Common Stock exactly as their name(s) appear(s) on the certificates representing the Shares or, if tendered by a participant in The Depository Trust Company ("DTC"), exactly as such participant's name appear(s) on a security position listing as the owner of the Shares, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If the signature appearing below is not of the registered holder(s) of the Share certificates, then in order to validly tender and deliver such Share certificates, the registered holder(s) must sign a valid power of attorney. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her name, address and capacity as indicated below and submit evidence satisfactory to the Exchange Agent of such person's authority to so act.


Shares of Allmerica P&C Common Stock:         _________________________________

_____________________________________         _________________________________

(Choose only one)                             (NAME(S) OF REGISTERED HOLDER(S)--
                                              PLEASE PRINT)


[_] 1.  Standard Consideration                _________________________________
                                              (ADDRESS OF REGISTERED HOLDER(S))

[_] 2.  Stock Consideration                   _________________________________
                                                        (ZIP CODE)

[_] 3.  Cash Consideration

_____________________________________         _________________________________
CERTIFICATE NOS. (IF AVAILABLE)                  (AREA CODE AND TELEPHONE NO.)

_____________________________________         _________________________________
Check box if Shares will be delivered         (NAME(S) OF AUTHORIZED SIGNATORY)
by book-entry transfer and provide
account number.                               _________________________________
                                                        (CAPACITY)


[_] The Depository Trust Company
                                              _________________________________
[_] The Philadelphia Depository                 (ADDRESS(ES) OF AUTHORIZED
    Trust Company                                       SIGNATORY)

 Account Number:_______________________       _________________________________
                                                         (AREA CODE AND
 Transaction Code Number:______________                   TELEPHONE NO.)



___________________________________________________________________
      (SIGNATURE(S) OF RECORD HOLDER OR AUTHORIZED SIGNATORY)

     DATED:_________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States (an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent either the certificates representing the Shares to which the accompanying Form of Election/Letter of Transmittal relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Allmerica P&C, or a book-entry confirmation of a transfer of such Shares, in any case together with a properly completed and duly executed Form of Election/Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees, and any other documents required by the Merger Agreement, Information Statement/Prospectus and the Form of Election/Letter of Transmittal, no later than 5:00 p.m., Boston, Massachusetts time, on the third New York Stock Exchange, Inc. trading day after the Election Deadline.


________________________________________________________________________________
                                 (NAME OF FIRM)

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                    (TITLE)

________________________________________________________________________________
                                   (ADDRESS)

________________________________________________________________________________
                                   (ZIP CODE)

________________________________________________________________________________
                        (AREA CODE AND TELEPHONE NUMBER)

DATED:__________________________________________________________________________

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE CERTIFICATES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED FORM OF ELECTION/LETTER OF TRANSMITTAL.